UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2015

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

38 Hans Crescent, London, England
SW1X 0LZ
(Address of Principal Executive Office)

+44.20.7190.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 24, 2015, Liberty Global plc (Liberty Global or the Company) held a general meeting of shareholders as well as class meetings of its Class A, Class B and Class C ordinary shareholders. The three class meetings were adjourned until February 25, 2015, while the vote tabulation process was completed. As a result of the meetings, the shareholders of Liberty Global approved, among other matters, the proposals to create new classes of ordinary shares of Liberty Global meant to track the performance of Liberty Global’s businesses in Latin America and the Caribbean. The Company intends to issue the tracking shares during the second quarter of 2015 on a date to be announced by the Company.

The proposed tracking shares, Liberty Global’s Latin American businesses and the other proposals voted on at the meetings are described in more detail in the Company’s proxy statement/prospectus dated December 29, 2014. Specific details regarding the results of the meetings are set forth below.

General Meeting

At the general meeting, seven matters were considered and acted upon:

1.
To approve the adoption of new articles of association, which will create and authorize the issuance of new classes of ordinary shares, designated the LiLAC Class A Ordinary Shares, the LiLAC Class B Ordinary Shares and the LiLAC Class C Ordinary Shares, which are intended to track the performance of the Company’s operations in Latin America and the Caribbean (the LiLAC Group) and make certain changes to the terms of the Company’s existing ordinary shares (the New Articles Proposal).

2.
To approve a proposal to adopt certain management policies in relation to, among other things, the allocation of assets, liabilities and opportunities between the LiLAC Group and the Liberty Global Group (the Management Policies Proposal).

3.
To approve a proposal to authorize the future consolidation or sub-division of any or all shares of the Company and to amend the Company’s new articles of association to reflect that authority (the Future Consolidation/Sub-Division Proposal).

4.
To approve an amendment to the provision in the Company’s articles of association governing voting on the variation of rights attached to classes of the Company’s shares (the Voting Rights Amendment Proposal).

5.	To approve the form of agreement pursuant to which the Company may conduct certain share repurchases (the Share Buy-Back Agreement Proposal).

6.	To approve certain arrangements relating to purchases of securities from the Company’s directors (the Director Securities Purchase Proposal).

7.
To approve the amendment to the Liberty Global 2014 Incentive Plan to permit the grant to employees of the Company’s subsidiary Virgin Media Inc. of options to acquire shares of Liberty Global at a discount to the market value of such shares (the Virgin Media Sharesave Proposal).

Each of resolutions 1-3 relate to the Company’s creation of the LiLAC Group tracking shares and were conditional upon the approval of each other at the general meeting and conditional upon the approval of resolution 1 at each of the class meetings as described below. Resolutions 1 and 3 required the affirmative vote of at least 75% of the votes cast at the general meeting, and resolution 2 required the affirmative vote of a simple majority of the votes cast at the general meeting. Each of resolutions 1-3 were approved at the general meeting. In addition, with respect to resolution 1, a proposal was put forward at the meeting to amend the new articles of association to correct a typographical error included in the form of new articles of association included with the proxy statement. This proposal was approved by a simple majority of shareholders present in person or by proxy at the meeting.

Resolution 4 required the affirmative vote of at least 75% of the votes cast at the general meeting and was not adopted. Each of resolutions 5-7 required the affirmative vote of a simple majority of the votes cast at the general meeting and were adopted at the general meeting. The number of votes cast for and against, as well as the number of abstentions, as to each such resolution at the general meeting, are set forth below. None of the proposals were considered routine matters and, therefore, there were no broker non-votes with respect to any of the proposals.

Resolution 1 - New Articles Proposal (as amended at the meeting):

FOR	AGAINST	ABSTAIN
246,294,460	57,539,188	579,793

Resolution 2 - Management Policies Proposal:

FOR	AGAINST	ABSTAIN
246,206,609	57,598,997	607,835

Resolution 3 - Future Consolidation/Sub-Division Proposal:

FOR	AGAINST	ABSTAIN
241,605,357	62,215,980	592,104

Resolution 4 - Voting Rights Amendment Proposal:

FOR	AGAINST	ABSTAIN
207,949,507	86,969,027	9,494,907

Resolution 5 - Share Buy-Back Agreement Proposal:

FOR	AGAINST	ABSTAIN
259,210,795	32,521,600	12,681,046

Resolution 6 - Director Securities Proposal:

FOR	AGAINST	ABSTAIN
260,268,952	31,590,206	12,554,283

Resolution 7 - Virgin Media Sharesave Proposal:

FOR	AGAINST	ABSTAIN
301,843,683	1,724,310	845,448

Class A Meeting

At the Class A meeting, two matters were considered and acted upon:

1.	To approve the adoption of the Company’s new articles of association pursuant to resolution 1 of the general meeting (the Class A Articles Proposal).

2.	To approve the amendment of the Company’s current and new articles of association pursuant to resolution 4 of the general meeting (the Class A Voting Rights Proposal).

Each of resolutions 1 and 2 required the affirmative vote of at least 75% of the votes cast at the Class A meeting. Resolution 1 was approved and resolution 2 was not approved at the Class A meeting. In addition, with respect to resolution 1, a proposal was put forward at the meeting to amend the new articles of association to correct a typographical error included in the form of new articles of association included with the proxy statement. This proposal was approved by a simple majority of shareholders present in person or by proxy at the meeting. The number of votes cast for and against, as well as the number of abstentions, as to each such resolution at the Class A meeting, are set forth below. None of the proposals were considered routine matters and, therefore, there were no broker non-votes with respect to any of the proposals.

Resolution 1 - Class A Articles Proposal (as amended at the meeting):

FOR	AGAINST	ABSTAIN
154,030,770	49,658,454	694,576

Resolution 2 - Class A Voting Rights Proposal:

FOR	AGAINST	ABSTAIN
112,564,370	82,325,352	9,494,078

Class B Meeting

At the Class B meeting, two matters were considered and acted upon:

1.	To approve the adoption of the Company’s new articles of association pursuant to resolution 1 of the general meeting (the Class B Articles Proposal).

2.	To approve the amendment of the Company’s current and new articles of association pursuant to resolution 4 of the general meeting (the Class B Voting Rights Proposal).

Each of resolutions 1 and 2 required the affirmative vote of at least 75% of the votes cast at the Class B meeting and both were approved at such meeting. In addition, with respect to resolution 1, a proposal was put forward at the meeting to amend the new articles of association to correct a typographical error included in the form of new articles of association included with the proxy statement. This proposal was approved by a simple majority of shareholders present in person or by proxy at the meeting. The number of votes cast for and against, as well as the number of abstentions, as to each such resolution at the Class B meeting, are set forth below. None of the proposals were considered routine matters and, therefore, there were no broker non-votes with respect to any of the proposals.

Resolution 1 - Class B Articles Proposal (as amended at the meeting):

FOR	AGAINST	ABSTAIN
9,975,670	19,911	7,381

Resolution 2 - Class B Voting Rights Proposal:

FOR	AGAINST	ABSTAIN
9,975,670	19,911	7,381

Class C Meeting

At the Class C meeting, two matters were considered and acted upon:

1.	To approve the adoption of the Company’s new articles of association pursuant to resolution 1 of the general meeting (the Class C Articles Proposal).

2.	To approve the amendment of the Company’s current and new articles of association pursuant to resolution 4 of the general meeting (the Class C Voting Rights Proposal).

Each of resolutions 1 and 2 required the affirmative vote of at least 75% of the votes cast at the Class C meeting. Resolution 1 was approved and resolution 2 was not approved at the Class C meeting. In addition, with respect to resolution 1, a proposal was put forward at the meeting to amend the new articles of association to correct a typographical error included in the form of new articles of association included with the proxy statement. This proposal was approved by a simple majority of shareholders present in person or by proxy at the meeting. The number of votes cast for and against, as well as the number of abstentions, as to each such resolution at the Class C meeting, are set forth below. None of the proposals were considered routine matters and, therefore, there were no broker non-votes with respect to any of the proposals.

Resolution 1 - Class C Articles Proposal (as amended at the meeting):

FOR	AGAINST	ABSTAIN
415,219,038	122,428,234	1,090,186

Resolution 2 - Class C Voting Rights Proposal:

FOR	AGAINST	ABSTAIN
318,013,175	204,969,793	15,754,490

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: February 26, 2015